CALVERT GLOBAL WATER FUND
Supplement to
Summary Prospectus (Class A, C and Y)
dated February 1, 2016
Summary Prospectus (Class I)
dated February 1, 2016
Date of Supplement: February 9, 2016
Effective on or about March 11, 2016, Calvert Global Water Fund (the “Fund”) will (i) change its Investment Objective and Principal Investment Strategies to track the Calvert Global Water Research Index, (ii) implement the Calvert Principles for Responsible Investment, and (iii) be advised on a day-to-day basis by Calvert Investment Management, Inc.
Effective on or about March 11, 2016, each Prospectus is amended as follows:
Change of Investment Objective
The text under Investment Objective in the Fund Summary is deleted and replaced by the following:
The Fund seeks to track the performance of the Calvert Global Water Research Index.
Change of Principal Investment Strategies
The text under "Investments, Risks and Performance – Principal Investment Strategies" is deleted and replaced by the following:
The Fund employs a passive management strategy designed to track, as closely as possible, the performance of the Calvert Global Water Research Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in about the same proportion as represented in the Index itself. The Fund concentrates (invests more than 25% of its total assets) in, and normally invests at least 80% of its net assets in, equity securities of U.S. and non-U.S. companies whose main business is in the water sector or that are significantly involved in water-related services or technologies. The Fund will provide shareholders with at least 60 days’ notice before changing this 80% policy. The companies in which the Fund invests (i) provide clean drinkable water or wastewater management, (ii) manufacture products, such as pumps, pipes and valves, and provide services that help to cultivate clean water infrastructure systems, (iii) manufacture products or provide services related to the construction, planning, design, or engineering of infrastructure that improves water efficiency and/or delivery, (iv) develop, manufacture, distribute and/or install equipment or technologies for the treatment, separation and purification of water, including membranes, ultra-violet, desalination, filtration, ion exchange, and biological treatment, (v) offer technologies that promote water conservation and the efficient use of water, such as metering or recycling, (vi) are leaders in water efficiency or water re-use in high-intensity water industries, or (vii) provide innovative solutions to global water challenges.
The Fund invests primarily in common stocks. The Fund invests in securities of all market capitalizations, but it may contain more small- and mid-cap stocks than large-cap stocks because many companies operating in the water-related sector are at a relatively early stage of development. Up to 5% of the Fund may be invested in High Social Impact Investments and Special Equities that provide financing to address global water challenges.
The Fund may invest in American Depositary Receipts (“ADRs”), which may be sponsored or unsponsored, and Global Depositary Receipts (“GDRs”).
The Fund is “non-diversified,” which means it may hold securities of a smaller number of issuers and invest a greater percentage of its assets in a particular issuer than a “diversified” fund.

Calvert Global Water Research Index. The Calvert Global Water Research Index is composed of companies that manage water use in a sustainable manner and are actively engaged in expanding access to water, improving water quality, promoting the efficient use of water, or providing solutions that address other global water challenges. The Index universe consists of companies that satisfy minimum market capitalization and liquidity thresholds and are engaged in water-related business activities that are consistent with the Calvert Principles for Responsible Investment. A company is engaged in a water-related business activity if (i) at least 30 percent of its total annual revenue or earnings is derived from business activities in either the water utilities or water distribution sectors ("Water Utilities"), the water infrastructure sector ("Water Infrastructure Providers"), or water treatment or water technology sectors ("Water Technology Providers"), (ii) it is a leader in water efficiency or water re-use in a water-intensive industry, which may include the food products, paper and semiconductor industries ("Water Use Leaders"), or (iii) it provides solutions that address global water challenges, as outlined by the United Nations Sustainability Development Goals ("Water Innovators"). Water Utilities, Water Infrastructure Providers, Water Technology Providers and Water Use Leaders must have, at the time of each Index reconstitution, a minimum market capitalization of $200 million, a minimum float-adjusted market capitalization of $150 million, and a 20-day average daily trading volume of at least $750,000. Water Innovators must have, at the time of each Index reconstitution, a minimum market capitalization of $50 million, float that equals or exceeds 30 percent of the issued and outstanding shares of the company, and a 20-day average daily trading volume of at least $300,000.
At each Index reconstitution Water Utilities, Water Infrastructure Providers, and Water Technology Providers will each represent approximately one-quarter of the total market capitalization of the Index, and, within each category, each constituent will be further weighted based on the natural logarithm of its market capitalization, subject to a maximum weight for each constituent equal to 5 percent of the total market capitalization of the Index. This weighting methodology seeks to limit the potential for large-cap and mega large-cap names to dominate the Index while allowing for increased exposure to small-cap and micro-cap names. The Water Use Leaders and Water Innovators will together comprise approximately one-quarter of the Index, subject to a combined maximum for these two categories of 50 constituents that will be equal-weighted. The number of companies in the Index will change over time due to company mergers or changes resulting from Calvert's evaluation of an issuer's conduct relative to the responsible investment principles. The Index is reconstituted annually and is rebalanced quarterly.
All Index constituents must be listed on a stock exchange in either a developed country or an emerging market country. The constitution of the Index is not based on a predetermined geographic allocation. Most Index constituents will be domiciled in, and generate revenue in, developed countries, but emerging market companies may comprise up to 20% of the Index.
Responsible Investing. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making. The principles are applied across industries and to specific companies in order to inform our view of risk and opportunity factors that may affect investment performance.
Changes to Principal Risks
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, insert the following text as the third full paragraph:
Index Tracking Risk. An index fund has operating expenses; a market index does not. Although expected to track its target index as closely as possible while satisfying its investment criteria, including financial and responsible investing factors, the Fund will not be able to match the performance of the index exactly.
Under "Investments, Risks and Performance – Principal Risks” in the Fund Summary for each Fund, delete “Responsible Investing Risk" and insert the following:
Responsible Investing Risk. Investing primarily in responsible investments carries the risk that, under certain market conditions, the Fund may underperform funds that do not utilize a responsible investment strategy. The application of responsible investment principles may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. A company's ESG performance or the Advisor's assessment of a company's ESG performance may change over time, which could cause the Fund to temporarily hold securities that do not comply with the Fund's responsible investment principles. In evaluating a company, the Advisor is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could cause the Advisor to incorrectly assess a company's ESG performance. Successful application of the Fund's responsible investment strategy will depend on the Advisor’s skill in properly identifying and analyzing material ESG issues.
Change to Portfolio Management
Kleinwort Benson Investors International Ltd. is terminated as a subadvisor for the Fund.
Under“Portfolio Management” in the Fund Summary, the section entitled "Investment Subadvisor" is deleted and the table in that section is deleted and replaced by the following table:

Portfolio Manager Name	Title	Length of Time Managing Fund
Laurie Webster, CFA	Vice President - Investment Operations and Indexing	Since March 2016
Matthew Moore, CFA	Index Portfolio Manager and Senior Analyst	Since March 2016
Lise Bernhard	Director of Investment Operations and Performance	Since March 2016
Christopher Madden, CFA	Portfolio Manager	Since March 2016
Jade Huang	Portfolio Manager	Since March 2016
Change to the Annual Fund Operating Expenses
The Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" in the Class A, C and Y Summary Prospectus is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
	Class A	Class C	Class Y
Management fees[3]	0.84%	0.84%	0.84%
Distribution and service (12b-1) fees	0.25%	1.00%	None
Other expenses	0.35%	0.31%	0.27%
Total annual fund operating expenses	1.44%	2.15%	1.11%
Less fee waiver and/or expense reimbursement[4]	(0.16%)	(0.12%)	(0.08%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.28%	2.03%	1.03%
3 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
4 The investment advisor has agreed to contractually limit direct net annual fund operating expenses through January 31, 2018. Direct net operating expenses will not exceed 1.28% for Class A, 2.03% for Class C and 1.03% for Class Y. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
The Annual Fund Operating Expenses table under "Fees and Expenses of the Fund" in the Class I Summary Prospectus is deleted and replaced by the following table.

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	0.84%
Distribution and service (12b-1) fees	None
Other expenses	2.87%
Total annual fund operating expenses	3.71%
Less fee waiver and/or expense reimbursement[2]	(2.78%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.93%

1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2 The investment advisor has agreed to contractually limit direct net annual fund operating expenses to 0.93% through January 31, 2018. Calvert has further agreed to contractually limit direct net annual fund operating expenses for Class I to 2.00% through January 31, 2026. Only the Board of Directors of the Fund may terminate the Fund’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders.
Change to the Example
The Example in the Class A, C and Y Summary Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $10,000 in the Fund for the time periods indicated and then either redeem or hold your shares at the end of those periods;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Class A	$599	$894	$1,210	$2,104
Class C
Expenses assuming redemption	$306	$661	$1,143	$2,473
Expenses assuming no redemption	$206	$661	$1,143	$2,473
Class Y	$105	$345	$604	$1,345
The Example in the Class I Summary Prospectus is deleted and replaced by the following Example.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that:

•	you invest $1,000,000 in the Fund for the time periods indicated;

•	your investment has a 5% return each year;

•	the Fund’s operating expenses remain the same; and

•	any Calvert expense limitation is in effect for the period indicated in the fee table above.
Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$9,489	$52,375	$97,873	$224,113